                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           OPLINK COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                      DELAWARE                                                77-0411346
  -------------------------------------------------        -------------------------------------------------
      (State of Incorporation or Organization)                   (I.R.S. Employer Identification No.)

               3469 NORTH FIRST STREET
                SAN JOSE, CALIFORNIA                                             95134
  -------------------------------------------------        -------------------------------------------------
      (Address of principal executive offices)                                (Zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]

Securities Act registration statement number to which this form relates (if applicable): 333-41506

Securities to be registered pursuant to Section 12(b) of the Securities Act:

        Title of Each Class                Name of Each Exchange on which
        to be so Registered                Each Class is to be Registered
     ------------------------       -------------------------------------------
               None                                      N/A


Securities to be registered pursuant to Section 12(g) of the Securities
Act:    Common Stock, $0.001
     -----------------------------
          (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock" commencing on page 68 of the Prospectus included in Registrant's Registration Statement on Form S-1, No. 333-41506, as amended, initially filed with the Securities and Exchange Commission on July 14, 2000 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

     Exhibit
     Number       Description
     ------       --------------------------------------------------------------
       3.1(1)     Amended and Restated Certificate of Incorporation of the
                  Registrant.

       3.2(1) Amended and Restated Certificate of Incorporation, to be effective upon completion of the offering.

       3.3(1)     Bylaws of the Registrant.

       4.1        Form of Common Stock certificate.

------------
1 Filed as an exhibit to Registrant's Registration Statement on Form S-1, No. 333-41506, as amended, initially filed with the Securities and Exchange Commission on July 14, 2000, and incorporated herein by reference.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 20, 2000               OPLINK COMMUNICATIONS, INC.


                                                 /s/ Bruce Horn
                                        ------------------------------------
                                        By:      Bruce Horn
                                        Title:   Chief Financial Officer


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